UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2010 (August 5, 2010)
KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713/651-4300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On July 28, 2010, Key Energy Services, Inc., a Maryland corporation (the “Company”) announced in a press release (the “Release”) its results for the quarter ended June 30, 2010. A copy of the Release is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2010 and is incorporated by reference.
As stated in the Release, the reported results, financial statements and tables included in the Release did not reflect the presentation of the Company’s pressure pumping and wireline businesses as assets held for sale or discontinued operations. However, in light of the previously-announced agreement to sell these businesses, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010, filed with the Commission on August 5, 2010 (the “Form 10-Q”) presents the pressure pumping and wireline businesses as assets held for sale on the Company’s consolidated balance sheet and as discontinued operations on the Company’s consolidated statement of operations. Set forth below in this Current Report on Form 8-K are the financial statements that were included in the Release, revised to reflect the presentation of the Company’s pressure pumping and wireline businesses as assets held for sale and as discontinued operations, consistent with the presentation in the Form 10-Q.
The information contained in this Item 2.02 (including the Release incorporated by reference) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Condensed Consolidated Statements of Operations, (in thousands, except per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)

REVENUES	$267,785	$219,061	$519,744	$502,710

COSTS AND EXPENSES:
Direct operating expenses	196,171	155,118	385,373	340,647
Depreciation and amortization expense	32,478	37,181	65,802	76,005
General and administrative expense	44,866	44,039	83,893	90,465
Interest expense, net of amounts capitalized	10,729	10,173	20,988	20,103
Other, net	467	(2,061)	(776)	(2,222)

Total costs and expenses, net	284,711	244,450	555,280	524,998

Loss from continuing operations before tax	(16,926)	(25,389)	(35,536)	(22,288)
Income tax benefit	5,888	9,365	13,596	8,477

Loss from continuing operations	(11,038)	(16,024)	(21,940)	(13,811)
Discontinued operations, net of tax (expense) benefit of $(4,312), $1,293, $(5,529) and $1,956, respectively	8,182	(2,449)	10,077	(3,758)

Net loss	(2,856)	(18,473)	(11,863)	(17,569)

Loss attributable to noncontrolling interest	620	—	2,047	—

LOSS ATTRIBUTABLE TO KEY	$(2,236)	$(18,473)	$(9,816)	$(17,569)

Loss per share from continuing operations attributable to Key:
Basic	$(0.08)	$(0.13)	$(0.16)	$(0.12)
Diluted	$(0.08)	$(0.13)	$(0.16)	$(0.12)

Earnings (loss) per share from discontinued operations:
Basic	$0.06	$(0.02)	$0.08	$(0.03)
Diluted	$0.06	$(0.02)	$0.08	$(0.03)

Loss per share attributable to Key:
Basic	$(0.02)	$(0.15)	$(0.08)	$(0.15)
Diluted	$(0.02)	$(0.15)	$(0.08)	$(0.15)

Loss from continuining operations attributable to Key:
Loss from continuing operations	$(11,038)	$(16,024)	$(21,940)	$(13,811)
Loss attributable to noncontrolling interest	620	—	2,047	—

Loss from continuing operations attributable to Key	$(10,418)	$(16,024)	$(19,893)	$(13,811)

Weighted average shares outstanding:
Basic	125,412	120,963	125,183	120,815
Diluted	125,412	120,963	125,183	120,815

Condensed Consolidated Balance Sheets (in thousands):

	June 30, 2010	December 31, 2009
	(unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$47,040	$37,394
Other current assets	364,275	342,764
Current assets held for sale	7,631	3,974

Total current assets	418,946	384,132

Property and equipment, net	781,977	794,269
Goodwill	349,107	346,102
Other assets, net	64,542	69,568
Noncurrent assets held for sale	67,264	70,339

TOTAL ASSETS	$1,681,836	$1,664,410

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$50,488	$46,086
Other current liabilities	175,157	143,683

Total current liabilities	225,645	189,769

Long-term debt, less current portion	517,464	523,949
Other non-current liabilities	200,502	207,552

Equity	738,225	743,140

TOTAL LIABILITIES AND EQUITY	$1,681,836	$1,664,410

Consolidated Cash Flow Data (in thousands):

	Six Months Ended June 30,
	2010	2009
	(unaudited)

Net cash provided by operating activities	$64,695	$157,299
Net cash used in investing activities	(47,685)	(63,392)
Net cash used in financing activities	(9,064)	(106,069)
Effect of changes in exchange rates on cash	1,700	(890)

Increase (decrease) in cash and cash equivalents	9,646	(13,052)

Cash and cash equivalents, beginning of period	37,394	92,691

Cash and cash equivalents, end of period	$47,040	$79,639

Results of Operations by Reportable Segment (in thousands, except for percentages, unaudited):

	Well	Production	Functional
	Servicing	Services	Support
For the three months ended June 30, 2010:

Revenues from external customers	$232,746	$35,039	$—
Operating income (loss)	16,523	6,338	(28,591)
Operating income as a percentage of revenue	7.1%	18.1%	n/a

	Well	Production	Functional
	Servicing	Services	Support
For the three months ended March 31, 2010:

Revenues from external customers	$223,991	$27,968	$—
Operating income (loss)	15,011	(504)	(24,101)
Operating income (loss) as a percentage of revenue	6.7%	(2)%	n/a

	Well	Production	Functional
	Servicing	Services	Support
For the three months ended June 30, 2009:

Revenues from external customers	$197,945	$21,116	$—
Operating income (loss)	15,522	(5,166)	(27,633)
Operating income (loss) as a percentage of revenue	7.8%	(24.5)%	n/a

	Well	Production	Functional
	Servicing	Services	Support
For the six months ended June 30, 2010:

Revenues from external customers	$456,737	$63,007	$—
Operating income (loss)	31,534	5,834	(52,692)
Operating income as a percentage of revenue	6.9%	9.3%	n/a

	Well	Production	Functional
	Servicing	Services	Support
For the six months ended June 30, 2009:

Revenues from external customers	$454,206	$48,504	$—
Operating income (loss)	56,537	(7,156)	(53,788)
Operating income (loss) as a percentage of revenue	12.4%	(14.8)%	n/a

U.S. and International Revenue (in thousands, unaudited):

	Three Months Ended
	June 30, 2010	March 31, 2010	June 30, 2009

U.S.	$224,221	$196,308	$174,877
International	43,564	55,651	44,184

Total revenue from external customers	$267,785	$251,959	$219,061

	Six Months Ended
	June 30, 2010	June 30, 2009

U.S.	$420,529	$411,280
International	99,215	91,430

Total revenue from external customers	$519,744	$502,710

The following table sets forth the sequential percentage revenue changes and incremental operating income margins from the first quarter 2010 to the second quarter 2010 (unaudited):

		Sequential Quarter
		Incremental
	Sequential Quarter %	Operating Income
	Revenue Change	Margins

Well Servicing Segment	4%	17%

Operations within Well Servicing Segment:
U.S. Rig Services	11%	74%
Fluid Management Services	18%	79%
Mexico	(42)%	(82)%
Argentina	8%	(232)%
Russia	0%	n/a

Production Services Segment	25%	97%

Operations within Production Services Segment:
Coiled Tubing Services	35%	92%
Fishing and Rental Services	15%	116%
Other (1)	60%	110%

(1)	Pertains to Key’s California pressure pumping operations and Canadian technology development company.

Reconciliations to Adjusted EBITDA (in thousands, except for percentages):

	Three Months		Three Months		Three Months
	Ended June 30,	% of	Ended March 31,	% of	Ended June 30,	% of
	2010	Revenue	2010	Revenue	2009	Revenue

Loss attributable to Key	$(2,236)	(0.7)%	(7,580)	(2.5)%	(18,473)	(7.7)%

Income tax benefit	(1,576)	(0.5)%	(6,491)	(2.1)%	(10,658)	(4.4)%
Interest expense, net of amounts capitalized	10,623	3.1%	10,247	3.4%	10,181	4.2%
Interest income	(21)	0.0%	(15)	(0.0)%	(169)	(1.0)%
Depreciation and amortization	35,857	10.6%	36,703	12.2%	43,191	17.9%

Adjusted EBITDA	$42,647	12.6%	$32,864	10.9%	$24,072	10.0%

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: August 5, 2010	By:	/s/ T.M. Whichard III
T.M. Whichard III
Senior Vice President and Chief Financial Officer